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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                         June 21, 2000 (June 19, 2000)

                            American Healthways, Inc.
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               (Exact Name of Registrant as Specified in Charter)

            Delaware                     000-19364                62-1117144
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(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
Incorporation)                                               Identification No.)


                        3841 Green Hills Village Drive
                             Nashville, Tennessee                       37215
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                   (Address of Principal Executive Offices)          (Zip Code)

       Registrant's telephone number, including area code: (615) 665-1122

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          (Former name or former address, if changed since last report)



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Item 5. Other Events

        On June 19, 2000, the Board of Directors of American Healthways, Inc. (the "Company") declared a distribution of one stock purchase right (a "Right") for each outstanding share of the Company's common stock, par value $.001 per share (the "Company Common Stock"), to stockholders of record at the close of business on June 30, 2000 and for each share of Company Common Stock issued thereafter. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share (a "Unit") of Series A Preferred Stock, par value $.001 per share (the "Series A Preferred Stock"), at a purchase price of $32.00 per Unit, subject to adjustment. The description and terms and conditions of the Rights are set forth in a Rights Agreement (the "Rights Agreement") dated June 19, 2000 by and between the Company and SunTrust Bank, as Rights Agent, a copy of which is filed herewith as an exhibit.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c)     Exhibits:

                3 American Healthways, Inc.'s Restated Certificate of Incorporation, as amended (restated electronically for SEC filing purposes only).

                4 Rights Agreement, dated June 19, 2000, between American Healthways, Inc. and SunTrust Bank, including the Form of Rights Certificate (Exhibit A), the Form of Summary of Rights (Exhibit B) and the Form of Certificate of Amendment to the Restated Certificate of Incorporation of American Healthways, Inc. (Exhibit C).

                99      Press Release dated June 20, 2000.




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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                          American Healthways, Inc.



                                          By: Henry D. Herr
                                              ----------------------------------
                                          Name: Henry D. Herr
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

Date:   June 20, 2000




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                                  Exhibit Index

   Exhibit No.                          Description
   -----------                          -----------

        3 American Healthways, Inc.'s Restated Certificate of Incorporation, as amended (restated electronically for SEC filing purposes only).

        4 Rights Agreement, dated June 19, 2000, between American Healthways, Inc. and SunTrust Bank, including the Form of Rights Certificate (Exhibit A), the Form of Summary of Rights (Exhibit
                B) and the Form of Certificate of Amendment to the Restated Certificate of Incorporation of American Healthways, Inc. (Exhibit C).

        99      Press Release dated June 20, 2000.








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